Short-Term Investments	6 Months Ended
Jun. 30, 2021
Short-term Investments [Abstract]
SHORT-TERM INVESTMENTS
3.	SHORT-TERM INVESTMENTS

As of June 30, 2021 and December 31, 2020, the balance of short-term investments represented certain equity securities of listed companies purchased through various open market transactions invested by the Company during the relevant periods. The short-term investments are trading securities. They are initially recorded at cost, and subsequently measured at fair value with the changes in fair value recorded in other income, net in the consolidated statement of income and comprehensive income. Loss from such short-term investment amounted to $62,533 and $nil for the six months ended June 30, 2021 and 2020, respectively.